                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                October 10, 2002

                ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
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             (Exact name of registrant as specified in its charter)


                   NV                             333-93915                      88-0454146
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             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)



     639 Isbell Road, Suite 390-1
               Reno, NV                                                              89509
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(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code 775-823-3080
                                                           ------------
                                    No Change
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          (Former name or former address, if changed since last report)

Item  7.    Financial Statements and Exhibits

            The following exhibit is furnished herewith:

            21 Monthly Servicer's Certificate issued on October 10, 2002 relating to the Equipment Receivables Asset-Backed Notes, Series 2000-1, prepared by the Servicer and sent to the Trustee pursuant to Section 2.01(a) of the Series 2000-1 Transfer and Servicing agreement dated as of March 1, 2000 covering the period of September 1, 2002 through September 30, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ADVANTA EQUIPMENT RECEIVABLES
                                           SERIES 2000-1 LLC,
                                           As Registrant

                                           By       /s/  MARK SHAPIRO
                                                    -----------------

                                           Name:    Mark Shapiro
                                           Title:   Manager

Dated:   October 10, 2002

                                  Exhibit Index

Exhibit No.                                                                 Page
-----------                                                                 ----
       21.1    Monthly Servicer's Certificate dated October 10, 2002           8
               prepared by the Servicer and sent to the Trustee pursuant
               to Section 2.01 (a) of the Series 2000-1 Transfer and
               Servicing Agreement covering the period of September 1,
               2002 through September 30, 2002.

NOTE:
For the March 2002 collection period, the Loss Trigger Level Percentage increased from 6.00% to 7.25%. The change in the Loss Trigger Level Percentage has resulted in a cure of the trigger event starting in March 2002. Previously we had hit the Cumulative Net Loss Percentage trigger event as of the end of October 2001 collection period. At that time the Cumulative Net Loss Percentage exceeded the Loss Trigger Level Percentage of 6.00%.

Since the trigger event cured, payment of the monthly principal payment amount to each of the classes based upon the Class A percentage, Class B percentage, Class C percentage, Class D percentage, Class E percentage and Class F percentage has resumed to the extent any overdue principal, on a more senior class, has been paid in full. It should be noted that the payment allocations made following the trigger event resulted in overdue principal amounts payable on the Class B and Class C, Class D and Class E notes. During such time that the trigger event is cured, all overdue principal amounts will be paid in full, in accordance with the deal documents, to the Class B then to the Class C, then to the Class D and, finally, Class E.

At this time, we expect this to be the last month within the trigger event cure. If the portfolio performance continues to improve, the trigger event cure may last longer.

If a trigger event recurs, principal payments would be made sequentially, so that available funds, after paying amounts due to the trustee and the servicer and after paying interest on the notes, would be applied to pay the full principal amount of each class before any amount is used to pay the next class. As such, principal would be paid in full on Class A-3, then Class B, then Class C, then Class D, then Class E and, finally, Class F.